united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

BTS TACTICAL FIXED INCOME VIT FUND
Annual Report
December 31, 2019

1-877-BTS-9820
(1-877-287-9820)

www.btsfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract will no longer be sent by mail unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

Dear Valued Shareholder,

As CEO of BTS Asset Management (“BTS”), I would like to thank you for investing with the BTS Tactical Fixed Income VIT Fund (the “Portfolio”) and take a moment to review developments related to the Portfolio, including strategies we’ve employed, recent returns and our vision for the new year, 2020!

Performance Discussion

The Portfolio (Class 2 NAV) generated a 2.95% return for its investors as of December 31, 2019. The Portfolio’s positive performance Year-To-Date came despite increased volatility in both fixed income and equity markets. Indeed, as risk and non-risk assets were all on a rollercoaster ride, reacting to almost daily US-China Trade war headlines, signs of decelerating growth, and alternating Fed announcements on monetary policy, the Portfolio was able to make a series of risk-on and risk-off moves in an attempt to manage downside risk and generate a positive return, specifically utilizing both high yield and U.S. government bonds as the BTS Investment Models dictated.

The Portfolio did underperform its Benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Benchmark”), which returned 8.72%. That said, the Benchmark is an index representing broad-based U.S. investment grade fixed income securities. Corporate bonds for example appreciated to higher-than-normal valuations in early 2019 as optimistic investors flooded fixed income securities in response to the Feds dramatic shift to ease monetary policy.

To that end, we believe the Portfolio is better positioned for 2020 to achieve positive risk-adjusted returns than traditional buy and hold corporate bond investors representing the benchmark. Indeed, it is imperative given the backdrop that the Portfolio remain ready to step to the sidelines with risk-off allocations as the economy slows.

While the Portfolio underperformed during 2019, it still met its investment objective by adhering to its core principal of managing downside risk and taking risk-off positions as models dictated.

Allocation and Models Discussion

We began the third quarter in a somewhat unusual “double positive” posture, in which our indicators reflected increasing strength in both the high-yield bond and Treasury markets. While the two asset types are often negatively correlated to each other, they aren’t always. As July unfolded, investors’ flight-to-quality instincts appeared to subside, and Treasuries lost their attractiveness for the moment. We saw high yields, once again, as a favorable choice, and sold the Treasury portion of the allocation and brought the two-thirds weighting in high yield up to a full allocation.

That timing proved favorable, as high yields continued to rally into August. However, August was no sleepy “vacation” month for bond markets. Volatility returned with a vengeance. The Portfolio sold out of high yields and went to money markets, avoiding much of the downside move in risk assets. As volatility continued—in Treasuries, especially—we recognized what turned out to be a second opportunity for a short-term “flight to quality” trade in 2019. The market action was similar to May, in which suddenly very nervous investors poured assets into Treasuries, pushing down their yields and boosting their prices. And, just as in May, we rotated from money markets into Treasuries, seeking to take advantage of this flight to quality. We entered Treasuries prior to a truly historic snap downward in 10-year yields, which touched a five-year low of 1.43%. But that intense level of concern didn’t last long; the parallels to May’s market action also extended to the approximate duration of the “flight to quality” move.

Investors were mollified by an accommodative Fed, some positive economic signals and indications of potential progress in U.S.- China trade negotiations.

The Portfolio ended the allocation to Treasuries, generating a favorable result that, in a sense, “offset” some of the potential gains the Portfolio missed in July when it was less than fully invested in high yield. A theme we regularly stress is the importance of being willing to miss out on some gains if we believe doing so will help us navigate significant downside risk. Particularly late in a business cycle—when investors are starting to worry about recession risk but the economy still appears reasonably strong—playing “defense” may appear to be “costly.” That’s because until investors reach a point of capitulation, there may be a reasonably quick “bid” in place that keeps prices from falling far. That’s what’s happened in 2019. That ready “bid” to support asset prices hasn’t kept volatility from flaring, but it has contained downside moves, both in extent and duration.

Because we are committed to attempting to avoid significant losses—and it’s not possible to know exactly when the “bottom will fall out” of the market—the Portfolio plays defense as prompted by our model indicators. But as we saw on multiple occasions in 2019, there are, from time to time, opportunities to stay defensive while also pursuing gains, e.g. by making rotations into Treasuries. After August’s historic swing in Treasury yields, September seemed calm by comparison. Early in the month, we rotated back into high yield bonds again, as our indicators signaled the return of what proved to be a year-end positive price trend.

Though we are constructive on the current (as of this writing) allocation to high yield, as we note further below in Portfolio and Markets Outlook Discussion, we believe a sustained downward move is possible during the next 12 months. Avoiding that possible drawdown is important for two key reasons: 1) if it’s like past drawdowns, it may be on the order of 20-40%. That would be a dangerously large fall for many investors with a limited investment horizon, such as pre-retirees.

2) Avoidance of a sustained drawdown period may preserve capital and allow investors to potentially take advantage of trading opportunities that arise as recession and financial crisis abates. If an investor gets too overweight risk assets— without risk-defense elements such as stop losses and readiness to “go to cash”—it’s possible that a downturn will force an investor out of the market due to significant loss of capital. For decades we have worked to try and help investors avoid that type of scenario.

Portfolio and Markets Outlook Discussion

Forecasters are starting to project higher a steepening of the yield curve as some data has suggested stable growth. A rise in TIPs and break-evens in the bond market could reflect tighter monetary policy conditions and set-in a re-price phase.

This is opposite from risk associated with 2019’s ‘inverted yield curve’ wherein short-term rates were higher than longer-term ones. That said, this can equally bring in volatility as markets consider recession risk from tighter monetary policy – historically, Federal Reserve tightening cycles have stabilized higher inflation expectations, but brought in slowdowns and recessions as monetary tightening slows growth.

Higher volatility is inherent in late cycle market action. As such, we believe adjustments have been warranted in order to increase the potential of successfully navigating the downside of a recession type back-drop that may take place within the next 6-18 months.

Stock market returns were flat in the decade of 2000s. This decade of 2010s has seen the longest bull market and expansion in history. Moving into the 2020s, we suggest that the stock market is setting up to potentially mimic the decade of the 2000s wherein valuations had to form a base to usher in the returns of this decade. The S&P 500 Index from the High of 09/01/2000 did not finally break even and continue higher until 3/04/2013. It is our strong belief that investors must properly prepare for these investment environments.

It is also crucial to realize that the beginning of recessions and market tops do not always align. The market top and bottom of the so called “Dot Com Bubble” era was 09/2000 – 10/2002, while the recession ran 3/2001 – 11/2001. Likewise, for the “Great Recession,” the market top to bottom was 11/2007 – 3/2009 and the recession itself ran from 12/2007 – 6/2009. From this, it appears to us that markets often lead economic contractions but don’t always lead expansions.

In our experience and opinion, taking a measured, unemotional approach to markets during periods of uncertainty like this has the potential to help the Portfolio perform better over the long-term. Stated differently, we believe, especially after almost four decades of practical research, that we would rather miss a short term upside rally than experience a sudden downside swing. It is who we are, and it is who we will continue to be, unapologetically, for investors that share in our common beliefs and entrust us with their hard earned assets.

Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

Thank you for choosing the BTS Tactical Fixed Income Portfolio and good luck in 2020!

Sincerely,

Matthew Pasts CMT

CEO, BTS Asset Management

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities with maturities of one year or more to simulate the universe of bonds in the market. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

3211-NLD-2/10/2020

BTS Tactical Fixed Income VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmark:

	One Year	Annualized Five Year	Annualized Since Inception **
BTS Tactical Fixed Income VIT Fund - Class 1	3.12%	2.22%	1.39%
BTS Tactical Fixed Income VIT Fund - Class 2	2.95%	1.73%	1.12%
Bloomberg Barclays U.S. Aggregate Bond Index***	8.72%	3.05%	2.71%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total gross operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2019 are 1.55% and 2.05% for Class 1 and Class 2 shares, respectively. For performance information current to the most recent month-end, please call 1-877-287-9820.

**	Inception date is April 29, 2013.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. dollars. The index was formerly known as the Barclays Capital U.S. Aggregate Bond Index and is still commonly referred to as such. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of December 31, 2019

Holdings By Asset Type	% of Net Assets
Exchange Traded Funds	76.7%
U.S. Government Obligation	19.9%
Money Market Funds	3.6%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

BTS Tactical Fixed Income VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 76.7%
	EQUITY FUND - 3.0%
10,523	Invesco S&P 500 Low Volatility ETF	$613,912
	TOTAL EQUITY FUND (Cost $613,460)

	DEBT FUNDS - 73.7%
41,184	iShares iBoxx High Yield Corporate Bond ETF	3,621,721
11,104	SPDR Bloomberg Barclays Convertible Securities ETF	616,272
33,021	SPDR Bloomberg Barclays High Yield Bond ETF	3,617,120
133,252	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3,589,809
71,714	Xtrackers USD High Yield Corporate Bond ETF	3,612,234
	TOTAL DEBT FUNDS (Cost $14,991,345)	15,057,156

	TOTAL EXCHANGE TRADED FUNDS (Cost $15,604,805)	15,671,068

	SHORT-TERM INVESTMENTS - 3.6%
	MONEY MARKET FUNDS - 3.6%
1,576	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class, 1.47% *	1,576
83	Dreyfus Cash Management - Institutional Class, 1.73% *	83
3,956	Dreyfus Government Cash Management - Institutional Class, 1.51% *	3,956
3,908	Federated Government Obligations Fund - Institutional Class, 1.49% *	3,908
718,712	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 1.49% *	718,712
4,022	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 1.50% *	4,022
4,423	Morgan Stanley Institutional Liquidity Fund - Prime Portfolio - Institutional Class, 1.72% *	4,426
	TOTAL MONEY MARKET FUNDS (Cost $736,683)	736,683

	U.S. GOVERNMENT OBLIGATION - 19.9%
4,075,600	United States Treasury Note, 2.375% due 11/15/2049	4,074,645
	TOTAL U.S. GOVERNMENT OBLIGATION (Cost $4,139,860)

	TOTAL INVESTMENTS - 100.2% (Cost $20,481,348)	$20,482,396
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(48,249)
	NET ASSETS - 100.0%	$20,434,147

ETF - Exchange Traded Fund

USD - United States Dollar

SPDR - Standard and Poor’s Depositary Receipt

*	Money market fund; interest rate reflects seven-day effective yield on December 31, 2019.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

ASSETS
Investment securities:
At cost	$20,481,348
At value	$20,482,396
Dividends and Interest receivable	15,255
TOTAL ASSETS	20,497,651

LIABILITIES
Due to Custodian	6
Investment advisory fees payable	14,778
Payable for Fund shares repurchased	13,827
Distribution (12b-1) fees payable	8,693
Payable to related parties	831
Accrued expenses and other liabilities	25,369
TOTAL LIABILITIES	63,504
NET ASSETS	$20,434,147

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$22,669,705
Accumulated losses	(2,235,558)
NET ASSETS	$20,434,147

Net Asset Value Per Share:
Class 1 Shares:
Net Assets	$11
Shares of beneficial interest outstanding	1
Net asset value, offering and redemption price per share (Net assets/Shares of beneficial interest)	$9.33	(a)

Class 2 Shares:
Net Assets	$20,434,136
Shares of beneficial interest outstanding	2,240,342
Net asset value, offering and redemption price per share (Net assets/Shares of beneficial interest)	$9.12

(a)	NAV does not recalculate due to rounding of net assets and shares.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$892,661
Interest	180,901
Securities lending income	737
TOTAL INVESTMENT INCOME	1,074,299

EXPENSES
Investment advisory fees	207,868
Distribution (12b-1) fees:
Class 2	122,276
Professional fees	28,381
Compliance officer fees	25,148
Accounting services fees	23,710
Administrative services fees	17,985
Trustees’ fees and expenses	11,800
Transfer agent fees	10,449
Printing and postage expenses	6,199
Custodian fees	3,732
Insurance expense	1,469
Other expenses	66
TOTAL EXPENSES	459,083

NET INVESTMENT INCOME	615,216

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	210,498
Net change in unrealized appreciation on investments	1,048
NET REALIZED GAIN ON INVESTMENTS	211,546

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$826,762

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the		For the
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
FROM OPERATIONS
Net investment income	$615,216		$892,429
Net realized gain (loss) from investments	210,498		(3,062,161)
Net change in unrealized appreciation on investments	1,048		—
Net increase (decrease) in net assets resulting from operations	826,762		(2,169,732)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class 1	(0	) (a)	(1)
Class 2	(891,930)		(1,427,796)
Net decrease in net assets from distributions to shareholders	(891,930)		(1,427,797)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 2	6,284,621		11,546,641
Reinvestment of dividends and distributions to shareholders:
Class 1	0	(a)	1
Class 2	891,929		1,427,796
Payments for shares redeemed:
Class 2	(17,305,602)		(19,420,576)
Net decrease in net assets from shares of beneficial interest	(10,129,052)		(6,446,138)

TOTAL DECREASE IN NET ASSETS	(10,194,220)		(10,043,667)

NET ASSETS
Beginning of Year	30,628,367		40,672,034
End of Year	$20,434,147		$30,628,367

SHARE ACTIVITY
Class 1:
Share Reinvested (b)	0		0
Net increase in shares of beneficial interest outstanding (b)	0		0

Class 2:
Shares Sold	667,588		1,140,744
Shares Reinvested	98,774		150,770
Shares Redeemed	(1,834,589)		(1,918,140)
Net decrease in shares of beneficial interest outstanding	(1,068,227)		(626,626)

(a)	Amount is less than $0.50.

(b)	Amount is less than 0.50 shares.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class 1

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$9.45	$10.36	$10.74	$9.49	$9.83
Activity from investment operations:
Net investment income (1)	0.28	0.18	0.28	0.17	0.16
Net realized and unrealized gain (loss) on investments	0.01	(0.58)	0.06	1.08	(0.50)
Total from investment operations	0.29	(0.40)	0.34	1.25	(0.34)
Less distributions from:
Net investment income	(0.41)	(0.36)	(0.25)	—	—
Net realized gains	—	(0.15)	(0.47)	—	—
Total distributions	(0.41)	(0.51)	(0.72)	—	—
Net asset value, end of year	$9.33	$9.45	$10.36	$10.74	$9.49
Total return (2)	3.12%	(4.00)%	3.17%	13.17%	(3.46)%
Net assets, end of year	$11	$11	$11	$11	$10
Ratio of gross expenses to average net assets before waiver/recapture (3,4)	1.38%	1.26%	1.30%	1.30%	1.51%
Ratio of net expenses to average net assets after waiver/recapture (3)	1.38%	1.26%	1.30%	1.30%	1.64%
Ratio of net investment income to average net assets (3,5)	3.13%	2.93%	2.92%	3.20%	0.54%
Portfolio Turnover Rate	501%	300%	28%	289%	627%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the advisor and/or administrator.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class 2

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015

Net asset value, beginning of year	$9.26	$10.34	$10.74	$9.49		$9.83
Activity from investment operations:
Net investment income (1)	0.24	0.24	0.27	0.28		0.00 (2)
Net realized and unrealized gain (loss) on investments	0.03	(0.87)	0.05	0.97		(0.32)
Total from investment operations	0.27	(0.63)	0.32	1.25		(0.32)
Less distributions from:
Net investment income	(0.41)	(0.30)	(0.25)	(0.00	) (2)	(0.02)
Net realized gains	—	(0.15)	(0.47)	—		—
Total distributions	(0.41)	(0.45)	(0.72)	(0.00	) (2)	(0.02)
Net asset value, end of year	$9.12	$9.26	$10.34	$10.74		$9.49
Total return (3)	2.95%	(6.17)%	2.97%	13.19%		(3.21)%
Net assets, end of year (000s)	$20,434	$30,628	$40,672	$36,697		$18,824
Ratio of gross expenses to average net assets before waiver/recapture (4,5)	1.88%	1.76%	1.80%	1.80%		2.01%
Ratio of net expenses to average net assets after waiver/recapture (4)	1.88%	1.76%	1.80%	1.80%		2.14%
Ratio of net investment income to average net assets (4,6)	2.52%	2.43%	2.42%	2.70%		0.04%
Portfolio Turnover Rate	501%	300%	28%	289%		627%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Less than $0.005.

(3)	Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the advisor and/or administrator.

(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

The BTS Tactical Fixed Income VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund commenced operations on April 29, 2013.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Class 1 and Class 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$15,671,068	$—	$—	$15,671,068
Money Market Funds	736,683	—	—	736,683
U.S. Government Obligation	—	4,074,645	—	4,074,645
Total	$16,407,751	$4,074,645	$—	$20,482,396

The Fund did not hold any Level 3 securities during the period.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. The “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Fund’s December 31, 2019 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, and Ohio, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits can exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each account holder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Securities Lending Risk – The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund (see additional information at Note 7).

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $132,661,862 and $113,098,918, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

BTS Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Advisor earned advisory fees of $207,868.

The Advisor has contractually agreed to waive its management fees and to make payments to limit Portfolio expenses, until April 30, 2020 so that the total annual operating expenses excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Advisor)) of the Portfolio do not exceed 2.00% and 2.50% for Class 1 and Class 2 shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Advisor. During the year ended December 31, 2019 the Advisor did not waive any fees. As of December 31, 2019 there are no previously waived fees available for recapture.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.50% per year of the average daily net assets of Class 2 shares. For the year ended December 31, 2019, the Fund incurred distribution fees under the Plan of $122,276 for Class 2 shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares and is an affiliate of GFS. For the year ended December 31, 2019, the Distributor did not receive any underwriting commissions for sales of the Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS, and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$20,481,348	$71,594	$(70,546)	$1,048

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$891,930	$1,151,613
Long-Term Capital Gain	—	276,184
Return of Capital	—	—
	$891,930	$1,427,797

As of December 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$615,057	$—	$—	$(2,851,663)	$—	$1,048	$(2,235,558)

At December 31, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as well as capital losses utilized in the current year as follows:

	Non-Expiring	Non-Expiring		CLCF
Expiring	Short-Term	Long-Term	Total	Utilized
$—	$2,851,663	$—	$2,851,663	$210,498

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

7.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Fund’s security lending procedures. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty. As of December 31, 2019, the Fund did not have any securities out on loan. During the year ended December 31, 2019, the Fund earned $737 in securities lending income.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, Nationwide Life Insurance Co. held approximately 79.4% of the voting securities for the benefit of others.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Fund has adopted these amendments early.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of BTS Tactical Fixed Income VIT Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BTS Tactical Fixed Income VIT Fund (the Fund), a series of the Northern Lights Variable Trust, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the years ended December 31, 2017, December 31, 2016, and December 31, 2015 for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 15, 2018.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of the Fund since 2018.

Denver, Colorado

February 18, 2020

BTS Tactical Fixed Income VIT Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual” expenses lines in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses lines in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Fund’s	Beginning Account	Ending	Expense Paid
	Annualized	Value	Account Value	During Period
Actual	Expense Ratio	7/1/19	12/31/19	7/1/19 – 12/31/19*

Class 1	1.12%	$1,000.00	$1,006.70	$5.68

Class 2	1.62%	$1,000.00	$997.20	$8.17

Hypothetical	Fund’s	Beginning	Ending	Expense Paid
(5% return before	Annualized	Account Value	Account Value	During Period
expenses)	Expense Ratio	7/1/19	12/31/19	7/1/19 – 12/31/19*

Class 1	1.12%	$1,000.00	$1,019.55	$5.71

Class 2	1.62%	$1,000.00	$1,017.03	$8.25

*       Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

BTS Tactical Fixed Income VIT Fund (Adviser – BTS Asset Management, Inc.) *

In connection with the regular meeting held on December 11-12, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between BTS Asset Management, Inc. (“Adviser”) and the Trust, with respect to the BTS Tactical Fixed Income VIT Fund (referred to as the “BTS VIT”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that BTS managed approximately $1.3 billion in assets. They considered that the adviser provided quantitative risk managed portfolio strategies that focused on capital preservation for a variety of clients including individuals, corporations, and pensions. They reviewed the background of key investment personnel responsible for servicing the Funds, taking into consideration the education and financial industry experience of the investment team noting their long careers in asset management. They noted the adviser utilized price and momentum driven proprietary quantitative models to determine which bond sectors and securities to select for a Fund’s portfolio, with an emphasis on risk management. They considered that the adviser had identified the various fixed income related risks and monitored the entire fixed income landscape, considering how it may affect the strategy. They noted the adviser monitored compliance with the Fund’s investment limitations using pre-trade checklists and daily position reports against a post-trade checklist to ensure compliance. They further noted the adviser considered best execution and selected broker-dealers based on an assessment of various service quality factors and product expertise. The Board noted as positive the investment team’s longevity, experience and consistency of service over more than 30 years. They agreed that the adviser maintained adequate resources to support its operation and service to the BTS Funds. The Board concluded that the adviser had provided high quality service to the BTS Funds.

Performance.

With respect to BTS VIT, the Trustees observed that the Fund underperformed its benchmark, peer group, and Morningstar category during all time periods. They acknowledged the adviser’s contention that the Fund’s underperformance was due to defensive positions taken by the adviser. They noted that the Fund’s strategy was designed to provide value during downturns in the fixed income market. The Trustees concluded that the adviser was managing the Fund according to its stated objective and strategy as disclosed in the prospectus and the Fund did not appear to be taking excessive risk to achieve its returns.

Fees and Expenses.

With respect to BTS VIT, the Trustees noted the adviser’s fee charged to the Fund was 0.85%. The Trustees discussed the difference in advisory fee charged to BTS Tactical as opposed to BTS VIT and noted the adviser’s explanation for the variance was due to more predictable inflows, lower asset turnover and the

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019

relatively lower cost of variable insurance products as compared to retail funds. The Trustees noted the advisory fee for BTS VIT was lower than the Fund’s peer group median and slightly above the Morningstar category median but within the range of the category. The Trustees reviewed the Fund’s net expense ratio, noting it was higher than its peer group and Morningstar category medians but was well within the range of both comparable metrics. The Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to each Fund. They noted the adviser’s willingness to consider fee reductions as a Fund’s assets continued to grow. The Trustees discussed the adviser’s position on breakpoints and agreed to continue to monitor each Fund’s asset levels and revisit the matter as each Fund continued to grow.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They agreed that although the adviser realized a profit in connection with its relationship with each Fund, the adviser’s profitability on a per Fund basis was not unreasonable given the resources and skill necessary to manage the Funds and that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreements, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreements was in the best interests of the Funds and the shareholders of the BTS VIT.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

12/31/19-NLVT-v3

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President of The Ultimus Group, LLC and Executive Vice President of Gemini Fund Services, LLC (since 2019) President, Gemini Fund Services, LLC (2012 - 2019); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President Gemini Fund Services, LLC (2012 – 2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2019, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Portfolios managed by the Adviser. The Portfolio does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-287-9820.

12/31/19-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-287-9820 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-287-9820.

INVESTMENT ADVISOR
BTS Asset Management, Inc.
420 Bedford Street Suite 340
Lexington, MA 02420

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2017 - $14,500

FYE 2018 - $14,700

FYE 2019 - $14,700

(b)	Audit-Related Fees

FYE 2017 – None

FYE 2018 – None

FYE 2019 – None

(c)	Tax Fees

FYE 2017 - $2,000

FYE 2018 - $3,300

FYE 2019 - $3,300

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2017 – None

FYE 2018 – None

FYE 2019 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2018	2019
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $2,000

2018 - $3,300

2019 - $3,300

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/20

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 3/8/20